UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On October 18, 2016, Missouri Care, Inc., a subsidiary of WellCare Health Plans, Inc. (“WellCare”) announced that it received a Notice of Award to serve the MO HealthNet Managed Care (Medicaid) program throughout the state. The Missouri Office of Administration, Division of Purchasing presented the Notice of Award to Missouri Care as a result of a statewide competitive bidding process. Services under the new contract are expected to begin on May 1, 2017, with an initial one-year term and four additional one-year renewal options.
As of June 30, 2016, Missouri Care and WellCare serve approximately 130,000 members in Missouri, including 117,000 MO HealthNet Managed Care (Medicaid) members and 13,000 Medicare Prescription Drug members.
Cautionary Statement Regarding Forward-Looking Statements
This Item 8.01 of the Form 8-K contains "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions are forward-looking statements. For example, statements regarding the potential contract to serve the MO HealthNet Managed Care program and the date for commencement of services under the MO HealthNet Managed Care program contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the outcome of any protests or litigation related to the Medicaid awards, the approval of the contract by the Centers of Medicare & Medicaid Services, any changes to the program or contract, WellCare's ability to address operational challenges relating to the implementation of the contract requirements, including, but not limited to, meeting the requirements of readiness reviews, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, potential reductions in Medicaid revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, and WellCare's ability to comply with the terms of the Corporate Integrity Agreement. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in WellCare’s filings with the U.S. Securities and Exchange Commission (the "SEC"), included under the captions "Forward-Looking Statements" and "Risk Factors" in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2015, and WellCare’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, and other filings by WellCare with the SEC, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2016	WELLCARE HEALTH PLANS, INC. /s/ Anat Hakim
Anat Hakim
Senior Vice President, General Counsel & Secretary